  Summary Prospectus

Touchstone International Small Cap Fund  October 30, 2013

Class A Ticker: TNSAX Class C Ticker: TNSCX
Class Y Ticker: TNSYX Institutional Ticker: TNSIX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated October 30, 2013, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Fund seeks to provide investors with capital appreciation.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 40 and in the Fund's SAI on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%
Distribution or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses[2]	6.57%	92.34%	0.58%	0.55%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	7.78%	94.30%	1.54%	1.51%
Fee Waiver or Expense Reimbursement[2,3]	(6.22)%	(91.99)%	(0.23)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement[1,2]	1.56%	2.31%	1.31%	1.19%[3]

1The total annual fund operating expenses do not correlate to the ratio of expenses to average net assets that are included in the Fund's Annual Report dated June 30, 2013, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend expenses relating to short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, the cost of "Acquired Fund Fees and Expenses," if any, and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 1.55%, 2.30%, and 1.30% for Classes A, C, and Y shares, respectively. This expense limitation will remain in effect until at least October 29, 2014, but can be terminated by a vote of the Board of Trustees of the Fund (the "Board") if they deem the termination to be beneficial to the Fund shareholders. Touchstone Advisors and the Trust have entered into an expense limitation agreement to limit annual fund operating expenses to 1.05% for Institutional Class shares until April 15, 2014 and to 1.18% until at least October 29, 2014. Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts reduced or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation. See the discussion entitled "Expense Limitation Agreement" under the section entitled "The Investment Advisor" in the Fund's Statement of Additional Information for more information.

3Expenses shown above have been restated to reflect a change in the Fund's contractual fee waiver and will differ from the expenses shown in the Fund's annual report.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the

Touchstone International Small Cap Fund

end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional	Class C
1 Year	$725	$334	$133	$121	$234
3 Years	$2,200	$6,168	$464	$446	$6,168
5 Years	$3,594	$6,235	$818	$793	$6,235
10 Years	$6,754	$6,236	$1,815	$1,774	$6,236

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal year ended June 30, 2013, the portfolio turnover rate of the Fund was 79% of the average value of its portfolio.

The Fund's Principal Investment Strategies

The Fund normally invests at least 80% of its assets in equity securities of non-U.S. small-cap companies, including companies located in emerging market countries. This is a non-fundamental investment policy that can be changed by the Fund upon 60-days prior notice to shareholders. For purposes of this Fund, small-cap companies are those companies with market capitalizations at the time of investment similar to the market capitalizations of companies in the S&P Developed ex-U.S. SmallCap Index (between approximately $44.14 million and $14,209 million as of its most recent reconstitution on September 30, 2013). The size of the companies in the S&P Developed ex-U.S. SmallCap Index will change with market conditions. For purposes of this Fund, non-U.S. companies are companies that meet at least one of the following criteria:

•  They are organized under the laws of a foreign country.

•  They maintain their principal place of business in a foreign country.

•  The principal trading market for their securities is located in a foreign country.

•  They derive at least 50% of their revenues or profits from operations in foreign countries.

•  They have at least 50% of their assets located in foreign countries.

Equity securities include common and preferred stocks and American Depositary Receipts ("ADRs").

The Fund's sub-advisor, Copper Rock Capital Partners LLC ("Copper Rock"), applies a blend of fundamental and quantitative analyses to generate the initial investment ideas. Copper Rock's investment process seeks to add value through bottom-up stock selection and in-depth fundamental research. When identifying potential investments, Copper Rock will typically examine a company's financial condition, management team, business prospects, competitive position, and overall business strategy. Copper Rock looks for companies it believes have strong management, superior earnings growth prospects, and attractive relative valuations. Copper Rock typically sells or reduces a position when the target price for a stock is attained, there is a change in the company's management team or business objectives, or when there is deterioration in a company's fundamentals. The Fund generally engages in active and frequent trading of portfolio securities as part of its principal investment strategy. Copper Rock seeks to construct a portfolio that is diversified across sectors and industries.

The Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could return less than other investments. The Fund is subject to the principal risks summarized below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry or economic trends and developments.

The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund's shares.

•  Small-Cap Risk: The Fund at times may be primarily invested in small-capitalization companies. The Fund is subject to the risk that small-capitalization stocks may underperform other types of stocks or the equity markets as a whole. Small-cap stock risk is the risk that stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management

Touchstone International Small Cap Fund

group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.

•  Depositary Receipts Risk: Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.

•  Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Management Risk: In managing the Fund's portfolio, the Advisor engages one or more sub-advisors to make investment decisions on a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Preferred Stock Risk: Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock's price when interest rates decline.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance1

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the S&P Developed ex-U.S. SmallCap Index. The bar chart does not reflect any sales charges, which would reduce your return. Effective May 23, 2011, the Fund's investment strategy changed from a domestic small-cap strategy to an international small-cap strategy. For more information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's SAI. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone International Small Cap Fund

Touchstone International Small Cap Fund — Class Y shares Total Return as of December 31

Best Quarter: Second Quarter 2003	25.57%
Worst Quarter: Fourth Quarter 2008	(22.50)%

The year-to-date return for the Fund's Class Y shares as of September 30, 2013 is 18.53%.

1Before the Fund commenced operations, all of the assets and liabilities of the Old Mutual International Small Cap Fund (the "Predecessor Fund") were transferred to the Fund in a tax-free reorganization (the "Reorganization"). The Reorganization occurred on April 16, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. For more information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's SAI.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. After-tax returns are only shown for Class Y shares and after-tax returns for other Classes will vary.

Class Y shares began operations on December 31, 1996, Class A shares began operations on July 31, 2003, Institutional Class shares began operations on December 20, 2006 and the Class C shares began operations on April 16 2012. Performance for Classes A and C shares and Institutional Class shares were calculated using the historical performance of Class Y shares for the periods prior to July 31, 2003, December 20, 2006 and April 16, 2012, respectively. Performance for Classes A and C shares for this period have been restated to reflect the impact of their respective fees and expenses.

Average Annual Total Returns
For the periods ended December 31, 2012

	1 Year	5 Years	10 Years
Class Y
Return Before Taxes	21.52%	0.96%	8.55%
Return After Taxes on Distributions	21.24%	0.74%	7.39%
Return After Taxes on Distributions and Sale of Fund Shares	14.68%	0.72%	7.15%
Class A
Return Before Taxes	14.32%	-0.44%	7.66%
Class C
Return Before Taxes	20.64%	0.17%	7.60%
Institutional
Return Before Taxes	21.83%	0.96%	8.55%
S&P Developed ex-U.S. Small Cap Index (reflects no deduction for fees, expenses or taxes)	18.55%	-1.26%	12.16%

Touchstone International Small Cap Fund

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager(s)	Investment Experience	Primary Title with Sub-Advisor
Copper Rock Capital Partners LLC	Stephen Dexter	Managing the Fund since May 2011	Partner, CIO of Global Equities and Lead Portfolio Manager
	Denise Selden, CFA	Managing the Fund since May 2011	Partner, Portfolio Manager
	H. David Shea, CFA	Managing the Fund since May 2011	Partner, Portfolio Manager

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. or through your financial advisor. Class Y shares are available only through your financial institution. Institutional Class shares are available through Touchstone Securities, Inc. or your financial institution. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Shares that are held in a tax-deferred account may be taxed as ordinary income or capital gains once they are withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Touchstone International Small Cap Fund

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Touchstone International Small Cap Fund

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Touchstone International Small Cap Fund

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TSF-54BB-TST-TNSAX-1310